May 29, 2012

CERTAIN FUNDS IN THE DREYFUS FAMILY OF FUNDS

Supplement to Statement of Additional Information

The following information supersedes and replaces any contrary information contained in the Statement of Additional Information (“SAI”):

Redemption checks may be made payable to the order of any person in the amount of $500 or more.

The following information supersedes and replaces the first paragraph under “Additional Information About How to Redeem Shares” in Part III of the SAI.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days).  For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period.  In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

The following information supersedes and replaces the section entitled “Additional Information About How to Redeem Shares - Dreyfus TeleTransfer Privilege” in Part III of the SAI.

Except as may be otherwise described in “How to Redeem Shares - Dreyfus TeleTransfer Privilege” in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds be transferred between your fund account and your bank account.  Except as may be otherwise described in “How to Redeem Shares - Transaction Fees” in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege.  See “Additional Information About How to Buy Shares - Dreyfus TeleTransfer Privilege” above.

The following information supersedes and replaces the section entitled “Additional Information About Shareholder Services - Dreyfus Auto-Exchange Privilege” in Part III of the SAI.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected.  With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund.  Shares will be exchanged on the basis of relative NAV as described above under “Fund Exchanges.”  Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you.  Shares held under IRAs and Retirement Plans are eligible for this privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to Retirement Plan accounts, exchanges may be made only among those accounts.  Shares in certificate form are not eligible for this for privilege.

The following information replaces and supersedes the section entitled “Additional Information About Shareholder Services - Letter of Intent - Class A Shares” in Part III of the SAI.

Letter of Intent-Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-DREYFUS (516-794-5452 outside the U.S.).

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account.  In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment.  If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.